UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2007
STRATEX NETWORKS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15895 (Commission File Number)	77-0016028 (IRS Employer Identification No.)
120 Rose Orchard Way, San Jose, CA 95134
(Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 943-0777
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 8, 2007, Stratex Networks, Inc. (the “Company”) issued a press release announcing that the registration statement containing the proxy statement/prospectus to be mailed to the Company’s stockholders to vote on the proposed business combination with Harris Corporation’s Microwave Communications Division has been declared effective by the Securities and Exchange Commission and that an associated Special Meeting for stockholders of record as of December 8, 2006 of the Company will be held on January 25, 2007 to consider and vote to adopt the Agreement and Plan of Merger.
A copy of the press release of the Company is included herein as Exhibit 99.1. The press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1      Press Release, dated January 8, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: January 9, 2007

By:	/s/ Carl A. Thomsen
Carl A. Thomsen
Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 8, 2007